UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

Outlook Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC
Series A Warrants	OTLKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement

On June 11, 2019, Outlook Therapeutics, Inc. (the “Company”) amended the terms of its outstanding 15-Month warrants issued April 12, 2019, which have an exercise price of $2.90 per share of common stock, par value $0.01 per share, of the Company and expire July 13, 2020, by entering into Amendment #1 to that certain Warrant Agreement dated as of April 12, 2019, by and between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent.

Under Amendment #1, the limitations on exercise set forth in Section 3.3.10 were amended to limit their applicability to the 5-Year warrants that were issued concurrent with the 15-Month warrants. Such limitations on exercise, as amended, no longer apply to the 15-Month warrants. No changes were made to the terms of the 5-Year warrants. The form of certificated 15-Month warrant included as Exhibit D to the warrant agreement was similarly amended by removing Section 1(f) from the form of certificated 15-Month warrant. No changes were made to the terms of the form of certificated 5-Year warrants.

The foregoing description of the Amendment is a summary of the material terms of such agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.01	Material Modification to Rights of Security Holders

The disclosure set forth in Item 1.01 is incorporated by reference into this Item 3.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment #1 dated June 11, 2019 of Warrant Agreement between the Company and American Stock Transfer & Trust Company LLC, as warrant agent, dated as of April 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: June 14, 2019	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Executive Officer and Chief Financial Officer